UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2009
TM ENTERTAINMENT AND MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33746	20-8951489

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

307 East 87th Street, New York, NY	10128

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 289-6942
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On September 11, 2009, TM Entertainment and Media, Inc. (the “Company”) and Hong Kong Mandefu Holding Limited (d/b/a China MediaExpress) (“CME”) issued a press release announcing the operating results of CME for the six months ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On May 1, 2009, the Company entered into a share exchange agreement pursuant to which CME would become a wholly owned subsidiary of the Company.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 11, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2009	TM Entertainment and Media, Inc.

	By:	/s/ Theodore S. Green
		Name:	Theodore S. Green
Chairman, Co-Chief Executive Officer Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 11, 2009.

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